Exhibit 10.2
AMENDMENT NO. 3 TO THE
CREDIT AGREEMENT
Dated as of November 2, 2016
AMENDMENT NO. 3 TO THE CREDIT AGREEMENT among THE BOEING COMPANY, a Delaware corporation (“TBC”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and CITIBANK, N.A., as administrative agent (the “Agent”) for the Lenders.
PRELIMINARY STATEMENTS:
(1)    TBC, the Lenders and the Agent have entered into a Five Year Credit Agreement dated as of November 10, 2011 (as extended and amended to date, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified in the Credit Agreement.
(2)    TBC and the Majority Lenders have agreed to amend the Credit Agreement as hereinafter set forth.
(3)    Pursuant to Section 2.22(a) of the Credit Agreement, TBC has requested that the Termination Date be extended from November 3, 2020 to November 2, 2021.
Section 1. Amendments to Credit Agreement.
The Credit Agreement is, effective as set forth in Section 3 of this Amendment, hereby amended as follows:
(a)The following new definitions are added to Section 1.1 in appropriate alphabetical order:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

1

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b)Clause (ii) of the definition of “Lender Insolvency Event” in Section 1.1 is amended by adding the phrase “a Bail-In Action or” immediately before the phrase “a bankruptcy, insolvency, liquidation or similar proceeding”.

(c)The first sentence of Section 2.20(c) is amended by deleting the figure “$25,000,000” and substituting therefor the figure “$5,000,000.”

(d)The last sentence of Section 2.21(a)(vii) is amended in full to read as follows.

Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs and except to the extent otherwise expressly agreed by the affected parties and subject to Section 8.17, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
(e)Section 4.2(a)(6) is amended by deleting the date “September 30, 2015” and substituting therefor the date “September 30, 2016”.

(f)A new Section 8.17 is added to read as follows:

8.17. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;

2

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

Section 2. Consent to Extension Request. Each Lender so indicating on its signature page to this Amendment agrees to extend the Termination Date with respect to its Commitment for a period of less than one year, expiring November 2, 2021. This agreement to extend the Termination Date is subject in all respects to the terms of the Credit Agreement and is irrevocable.
Section 3. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by TBC and the Majority Lenders. Each Lender that consents to the Extension Request shall so indicate its consent by executing as indicated on the signature page.
Section 4. Representations and Warranties of TBC. TBC represents and warrants as follows:
(a)    The execution and delivery and the performance of the terms of this Amendment and the Credit Agreement, as amended hereby, are within the corporate powers of TBC, have been duly authorized by all necessary corporate action, have all necessary governmental approval, if any (which approval, if any, remains in full force and effect), and do not contravene any provision of the Certificate of Incorporation or By-Laws of TBC, or do not contravene any law or any contractual restriction binding on TBC, except where such contravention would not have a material adverse effect on the financial condition of TBC and its Subsidiaries, taken as a whole); and
(b)    This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of TBC, enforceable against TBC in accordance with their respective terms, subject to general equitable principles and except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to creditors’ rights.
Section 5. Reference to and Effect on the Credit Agreement and the Notes.
(a)On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

3

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

Section 6. Costs and Expenses. TBC agrees to pay upon written request all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent) in accordance with the terms of Section 8.3(a) of the Credit Agreement.
Section 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
THE BOEING COMPANY

By /s/ Ruud P. Roggekamp
Name: Ruud P. Roggekamp
Title: Assistant Treasurer

CITIBANK, N.A.,
as Agent and Lender

By /s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

Consent to the forgoing Amendment:

CITIBANK, N.A.

By	/s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

Consent to the Extension Request:

CITIBANK, N.A.

By	/s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

Consent to the forgoing Amendment:

JPMORGAN CHASE BANK, N.A.

By	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

Consent to the Extension Request:

JPMORGAN CHASE BANK, N.A.

By	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

Consent to the forgoing Amendment:

BANK OF AMERICA, N.A.

By	/s/ My-Linh Yoshiike
Name: My-Linh Yoshiike
Title: Vice President

Consent to the Extension Request:

BANK OF AMERICA, N.A.

By	/s/ My-Linh Yoshiike
Name: My-Linh Yoshiike
Title: Vice President

Consent to the forgoing Amendment:

MIZUHO BANK, LTD.

By	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

Consent to the Extension Request:

MIZUHO BANK, LTD.

By	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

Consent to the forgoing Amendment:

WELLS FARGO BANK, N.A.

By	/s/ Adam Spreyer
Name: Adam Spreyer
Title: Vice President

Consent to the Extension Request:

WELLS FARGO BANK, N.A.

By	/s/ Adam Spreyer
Name: Adam Spreyer
Title: Vice President

Consent to the forgoing Amendment:

BARCLAYS BANK PLC

By	/s/ Niels Pedersen
Name: Niels Pedersen
Title: Director, Transaction Management
(Executed in London)

Consent to the Extension Request:

BARCLAYS BANK PLC

By	/s/ Niels Pedersen
Name: Niels Pedersen
Title: Director, Transaction Management
(Executed in London)

Consent to the forgoing Amendment:

BNP PARIBAS

By	/s/ Pawel Zelezik
Name: Pawel Zelezik
Title: Vice President

By	/s/ Kwang Kyun Choi
Name: Kwang Kyun Choi
Title: Vice President

Consent to the Extension Request:

BNP PARIBAS

By	/s/ Pawel Zelezik
Name: Pawel Zelezik
Title: Vice President

By	/s/ Kwang Kyun Choi
Name: Kwang Kyun Choi
Title: Vice President

Consent to the forgoing Amendment:

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

Consent to the Extension Request:

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

Consent to the forgoing Amendment:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By	/s/ Thomas J. Sterr
Name: Thomas J. Sterr
Title: Authorized Signatory

Consent to the Extension Request:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By	/s/ Thomas J. Sterr
Name: Thomas J. Sterr
Title: Authorized Signatory

Consent to the forgoing Amendment:

ROYAL BANK OF CANADA

By	/s/ Benjamin Lennon
Name: Benjamin Lennon
Title: Authorized Signatory

Consent to the Extension Request:

ROYAL BANK OF CANADA

By	/s/ Benjamin Lennon
Name: Benjamin Lennon
Title: Authorized Signatory

Consent to the forgoing Amendment:

SUMITOMO MITSUI BANKING CORPORATION

By	/s/ David W. Kee
Name: David W. Kee
Title: Managing Director

Consent to the Extension Request:

SUMITOMO MITSUI BANKING CORPORATION

By	/s/ David W. Kee
Name: David W. Kee
Title: Managing Director

Consent to the forgoing Amendment:

BANCO SANTANDER, S.A.

By	/s/ Paloma Garcia
Name: Paloma Garcia
Title: Associate

By	/s/ Isabel Pastor
Name: Isabel Pastor
Title: Associate

Consent to the Extension Request:

BANCO SANTANDER, S.A.

By	/s/ Paloma Garcia
Name: Paloma Garcia
Title: Associate

By	/s/ Isabel Pastor
Name: Isabel Pastor
Title: Associate

Consent to the forgoing Amendment:

GOLDMAN SACHS BANK USA

By	/s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

Consent to the Extension Request:

GOLDMAN SACHS BANK USA

By	/s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

Consent to the forgoing Amendment:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

By	/s/ Mark Koneval
Name: Mark Koneval
Title: Managing Director

Consent to the Extension Request:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

By	/s/ Mark Koneval
Name: Mark Koneval
Title: Managing Director

Consent to the forgoing Amendment:

DBS BANK LTD.

By	/s/ Yeo How Ngee
Name: Yeo How Ngee
Title: Managing Director

Consent to the Extension Request:

DBS BANK LTD.

By	/s/ Yeo How Ngee
Name: Yeo How Ngee
Title: Managing Director

Consent to the forgoing Amendment:

SOCIETE GENERALE

By	/s/ Kimberly Metzger
Name: Kimberly Metzger
Title: Director

Consent to the Extension Request:

SOCIETE GENERALE

By	/s/ Kimberly Metzger
Name: Kimberly Metzger
Title: Director

Consent to the forgoing Amendment:

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Mary Ann Hawley
Name: Mary Ann Hawley
Title: Vice President

Consent to the Extension Request:

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Mary Ann Hawley
Name: Mary Ann Hawley
Title: Vice President

Consent to the forgoing Amendment:

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

By	/s/ Luca Sacchi
Name: Luca Sacchi
Title: Managing Director

By	/s/ Brian Crowley
Name: Brian Crowley
Title: Managing Director

Consent to the Extension Request:

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

By	/s/ Luca Sacchi
Name: Luca Sacchi
Title: Managing Director

By	/s/ Brian Crowley
Name: Brian Crowley
Title: Managing Director

Consent to the forgoing Amendment:

BANK OF CHINA, NEW YORK BRANCH

By	/s/ Haifeng Xu
Name: Haifeng Xu
Title: Executive Vice President

Consent to the Extension Request:

BANK OF CHINA, NEW YORK BRANCH

By	/s/ Haifeng Xu
Name: Haifeng Xu
Title: Executive Vice President

Consent to the forgoing Amendment:

BAYERISCHE LANDESBANK, NEW YORK BRANCH

By	/s/ Rolf Siebert
Name: Rolf Siebert
Title: Executive Director

By	/s/ Matthew DeCarlo
Name: Matthew DeCarlo
Title: Senior Director

Consent to the Extension Request:

BAYERISCHE LANDESBANK, NEW YORK BRANCH

By	/s/ Rolf Siebert
Name: Rolf Siebert
Title: Executive Director

By	/s/ Matthew DeCarlo
Name: Matthew DeCarlo
Title: Senior Director

Consent to the forgoing Amendment:

COMMERZBANK AG, NEW YORK BRANCH

By	/s/ Michael Ravelo
Name: Michael Ravelo
Title: Director

By	/s/ Vanessa De La Ossa
Name: Vanessa De La Ossa
Title: Assistant Vice President

Consent to the Extension Request:

COMMERZBANK AG, NEW YORK BRANCH

By	/s/ Michael Ravelo
Name: Michael Ravelo
Title: Director

By	/s/ Vanessa De La Ossa
Name: Vanessa De La Ossa
Title: Assistant Vice President

Consent to the forgoing Amendment:

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH

By	/s/ Kan Chen
Name: Kan Chen
Title: Vice President

By	/s/ Linjia Zhou
Name: Linjia Zhou
Title: Executive Director

Consent to the Extension Request:

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH

By	/s/ Kan Chen
Name: Kan Chen
Title: Vice President

By	/s/ Linjia Zhou
Name: Linjia Zhou
Title: Executive Director

Consent to the forgoing Amendment:

LLOYDS BANK PLC

By	/s/ Erin Walsh
Name: Erin Walsh
Title: Assistant Vice President

By	/s/ Cheryl Wilson
Name: Cheryl Wilson
Title: Head of Operations, North America

Consent to the Extension Request:

LLOYDS BANK PLC

By	/s/ Erin Walsh
Name: Erin Walsh
Title: Assistant Vice President

By	/s/ Cheryl Wilson
Name: Cheryl Wilson
Title: Head of Operations, North America

Consent to the forgoing Amendment:

MORGAN STANLEY BANK, N.A.

By	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

Consent to the Extension Request:

MORGAN STANLEY BANK, N.A.

By	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

Consent to the forgoing Amendment:

NBAD AMERICAS N.V.

By	/s/ David Young
Name: David Young
Title: Director

By /s/ William Ghazar
Name: William Ghazar
Title: Executive Director

Consent to the Extension Request:

NBAD AMERICAS N.V.

By	/s/ David Young
Name: David Young
Title: Director

By /s/ William Ghazar
Name: William Ghazar
Title: Executive Director

Consent to the forgoing Amendment:

THE NORTHERN TRUST COMPANY

By	/s/ Nicholas Bozich
Name: Nicholas Bozich
Title: Officer

Consent to the Extension Request:

THE NORTHERN TRUST COMPANY

By	/s/ Nicholas Bozich
Name: Nicholas Bozich
Title: Officer

Consent to the forgoing Amendment:

ARAB BANKING CORPORATION (B.S.C.), GRAND CAYMAN

By	/s/ Victoria Gale
Name: Victoria Gale
Title: Vice President

Consent to the Extension Request:

ARAB BANKING CORPORATION (B.S.C.), GRAND CAYMAN

By	/s/ Gautier Strub
Name: Gautier Strub
Title: Vice President

Consent to the forgoing Amendment:

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By	/s/ Adrian Mather
Name: Adrian Mather
Title: Chief Operating Officer - New York

Consent to the Extension Request:

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By	/s/ Adrian Mather
Name: Adrian Mather
Title: Chief Operating Officer - New York

Consent to the forgoing Amendment:

ICICI BANK LIMITED

By	/s/ Akashdeep Sarpal
Name: Akashdeep Sarpal
Title: Country Head - USA

Consent to the Extension Request:

ICICI BANK LIMITED

By	/s/ Akashdeep Sarpal
Name: Akashdeep Sarpal
Title: Country Head - USA

Consent to the forgoing Amendment:

INTESA SANPAOLO S.P.A., NEW YORK BRANCH

By	/s/ Francesco Calcara
Name: Francesco Calcara
Title: VP-Relationship Manager

By	/s/ Francesco Di Mario
Name: Francesco Di Mario
Title: FVP-Head of Credit

Consent to the Extension Request:

INTESA SANPAOLO S.P.A., NEW YORK BRANCH

By	/s/ Francesco Calcara
Name: Francesco Calcara
Title: VP-Relationship Manager

By	/s/ Francesco Di Mario
Name: Francesco Di Mario
Title: FVP-Head of Credit

Consent to the forgoing Amendment:

STANDARD CHARTERED BANK

By	/s/ Steven Aloupis
Name: Steven Aloupis
Title: Managing Director

Consent to the Extension Request:

STANDARD CHARTERED BANK

By	/s/ Steven Aloupis
Name: Steven Aloupis
Title: Managing Director

Consent to the forgoing Amendment:

STATE BANK OF INDIA, NEW YORK BRANCH

By	/s/ Karunesh Mishra
Name: Karunesh Mishra
Title: Vice President (Credit)

Consent to the Extension Request:

STATE BANK OF INDIA, NEW YORK BRANCH

By	/s/ Karunesh Mishra
Name: Karunesh Mishra
Title: Vice President (Credit)

Consent to the forgoing Amendment:

THE BANK OF NEW YORK MELLON

By	/s/ John T. Smathers
Name: John T. Smathers
Title: First Vice President

Consent to the Extension Request:

THE BANK OF NEW YORK MELLON

By	/s/ John T. Smathers
Name: John T. Smathers
Title: First Vice President

Consent to the forgoing Amendment:

WESTPAC BANKING CORPORATION

By	/s/ Richard Yarnold
Name: Richard Yarnold
Title: Director

Consent to the Extension Request:

WESTPAC BANKING CORPORATION

By	/s/ Richard Yarnold
Name: Richard Yarnold
Title: Director

Consent to the forgoing Amendment:

RIYAD BANK, HOUSTON AGENCY

By	/s/ Michael Meiss
Name: Michael Meiss
Title: General Manager

By	/s/ Tim Hartnett
Name: Tim Hartnett
Title: Vice President & Administrative Officer

Consent to the Extension Request:

RIYAD BANK, HOUSTON AGENCY

By	/s/ Michael Meiss
Name: Michael Meiss
Title: General Manager

By	/s/ Tim Hartnett
Name: Tim Hartnett
Title: Vice President & Administrative Officer

Consent to the forgoing Amendment:

STATE STREET BANK AND TRUST COMPANY

By	/s/ Mary H. Carey
Name: Mary H. Carey
Title: Vice President

Consent to the Extension Request:

STATE STREET BANK AND TRUST COMPANY

By	/s/ Mary H. Carey
Name: Mary H. Carey
Title: Vice President